Exhibit 10.13

EXECUTION VERSION

COLLATERAL AGREEMENT

dated as of

August 8, 2012,

among

BLUE PET PRODUCTS, INC.,

BLUE BUFFALO COMPANY, LTD.,

THE OTHER GRANTORS PARTY HERETO

and

CITIBANK, N.A.,

as Administrative Agent

TABLE OF CONTENTS

ARTICLE I

Definitions

SECTION 1.01.	Defined Terms	1
SECTION 1.02.	Other Defined Terms	1

ARTICLE II

Pledge of Securities

SECTION 2.01.	Pledge	4
SECTION 2.02.	Delivery of the Pledged Collateral	4
SECTION 2.03.	Representations, Warranties and Covenants	5
SECTION 2.04.	Registration in Nominee Name; Denominations	6
SECTION 2.05.	Voting Rights; Dividends and Interest	6

ARTICLE III

Security Interests in Personal Property

SECTION 3.01.	Security Interest	8
SECTION 3.02.	Representations and Warranties	10
SECTION 3.03.	Covenants	10
SECTION 3.04.	Commercial Tort Claims	11
SECTION 3.05.	Covenants Regarding Patent, Trademark and Copyright Collateral	11

ARTICLE IV

Remedies

SECTION 4.01.	Remedies upon Default	12
SECTION 4.02.	Application of Proceeds	13
SECTION 4.03.	Grant of License to Use Intellectual Property	14
SECTION 4.04.	Securities Act	14
SECTION 4.05.	Remedies Cumulative	15

ARTICLE V

Miscellaneous

SECTION 5.01.	Notices	15
SECTION 5.02.	Waivers; Amendment	16
SECTION 5.03.	Administrative Agent’s Fees and Expenses; Indemnification	16
SECTION 5.04.	Successors and Assigns	16
SECTION 5.05.	Survival of Agreement	16

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Schedules

Schedule I	Pledged Equity Interests; Pledged Debt Securities
Schedule II	Intellectual Property
Schedule III	Commercial Tort Claims

Exhibits

Exhibit I	Form of Supplement
Exhibit II	Form of Copyright Security Agreement
Exhibit III	Form of Patent Security Agreement
Exhibit IV	Form of Trademark Security Agreement

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COLLATERAL AGREEMENT dated as of August 8, 2012 (this “Agreement”), among BLUE PET PRODUCTS, INC., a Delaware corporation, BLUE BUFFALO COMPANY, LTD., a Delaware corporation, the other GRANTORS from time to time party hereto and CITIBANK, N.A., as the administrative agent .

Reference is made to the Credit Agreement dated as of August 8, 2012 (as amended, restated, amended and restated, supplemented, extended, refinanced or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Borrower, the Lenders party thereto and Citibank, N.A., as Administrative Agent. The Lenders and the Issuing Banks have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders and the Issuing Banks to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. The Grantors (other than the Borrower) are Affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Banks to extend such credit. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms.

(a) Each capitalized term used but not defined herein shall have the meaning assigned thereto in the Credit Agreement; provided that each term defined in the New York UCC (as defined herein) and not defined in this Agreement shall have the meaning specified in the New York UCC. The term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Section 1.03 and 1.04 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person that is or may become obligated to any Grantor under, with respect to or on account of an Account.

“Agreement” has the meaning assigned to such term in the preamble to this Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01.

“Collateral” means Article 9 Collateral and Pledged Collateral.

“Commercial Tort Claim” means any Commercial Tort Claim (as defined in the UCC) that is commenced by a Grantor in the courts of the United States of America, any state or territory thereof or any political subdivision of any such state or territory, other than any Commercial Tort Claim (as defined in the UCC) in which a Grantor seeks damages arising out of torts committed against it that would reasonably be expected to result in a damage award to it of less than $2,500,000.

“Copyright License” means, with respect to any Grantor, any written license agreement of such Grantor, now or hereafter in effect, with any Person who is not an Affiliate granting a license to such Grantor’s registered Copyrights or such other Person’s registered United States copyrights, and all rights of such Grantor under any such agreement, and including those exclusive copyright licenses under which any Grantor is a licensee listed on Schedule II hereto.

“Copyright Security Agreement” means the copyright security agreement substantially in the form of Exhibit II.

“Copyrights” means, with respect to any Grantor, all of the following now owned or hereafter acquired by such Grantor: (a) all copyright rights in any work arising under the copyright laws of the United States, whether as author, assignee, transferee or exclusive licensee, and (b) all registrations and applications for registration of any such copyright in the United States, including registrations, supplemental registrations and pending applications for registration in the United States Copyright Office, including, in the case of any Grantor, the Copyrights set forth next to its name on Schedule II hereto.

“Credit Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Federal District Court” has the meaning assigned to such term in Section 5.09(b)(i).

“Federal Securities Laws” has the meaning assigned to such term in Section 4.04.

“Grantors” means (a) the Borrower, (b) Holdings, (c) each other Subsidiary that is a party to this Agreement as of the Effective Date and (d) each Subsidiary that becomes a party to this Agreement as a Grantor after the Effective Date, in each case other than such Grantors as have been released in accordance with the provisions of Section 5.13.

“Intellectual Property” means, with respect to any Grantor, all intellectual property of every kind and nature now owned or hereafter acquired by such Grantor, including (i) inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, domain names, confidential or proprietary technical and business information, know-how, show-how software and databases, (ii) all documentation, registrations, additions and improvements thereto and thereof, and (iii) all books and records describing or used in connection with any of the foregoing, in each case, owned by such Grantor.

“License” means any Patent License, Trademark License, Copyright License or other written license or sublicense agreement to which any Grantor is a party, including those exclusive Copyright Licenses under which any Grantor is a licensee listed on Schedule II hereto.

“New York Courts” has the meaning assigned to such term in Section 5.09(b)(i).

“New York Supreme Court” has the meaning assigned to such term in Section 5.09(b)(i).

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Patent License” means with respect to any Grantor any written license agreement of such Grantor, now or hereafter in effect, with any Person who is not an Affiliate granting a license to such Grantor’s Patents or such other Person’s United States patents, and all rights of such Grantor under any such agreement.

“Patent Security Agreement” means the patent security agreement substantially in the form of Exhibit III hereto.

“Patents” means, with respect to any Grantor, all of the following now owned or hereafter acquired by such Grantor: (a) all letters patent of the United States and all registrations thereof and all applications for letters patent of the United States, including registrations and pending applications in the United States Patent and Trademark Office, including those listed on Schedule II hereto, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein, in each case, in the United States.

“Perfection Certificate” means the Perfection Certificate dated the Effective Date delivered to the Administrative Agent pursuant to Section 4.01(f) of the Credit Agreement.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 2.01.

“Pledged Equity Interests” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means any promissory notes, instruments, stock certificates, unit certificates, limited or unlimited liability membership certificates or other certificated securities now or hereafter included in the Pledged Collateral representing or evidencing any Pledged Collateral, in each case excluding any Excluded Assets.

“Security Interest” has the meaning assigned to such term in Section 3.01(a).

“Supplement” means an instrument substantially in the form of Exhibit I hereto, or any other form reasonably satisfactory to the Administrative Agent.

“Trademark License” means with respect to any Grantor any written license agreement, now or hereafter in effect, with any Person who is not an Affiliate granting a license to such Grantor’s registered Trademarks or such other Person’s registered United States trademarks, and all rights of such Grantor under any such agreement.

“Trademark Security Agreement” means the trademark security agreement substantially in the form of Exhibit IV hereto.

“Trademarks” means, with respect to any Grantor, all of the following now owned or hereafter acquired by such Grantor: (a) all United States trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers of like nature now owned or hereafter adopted or acquired by such Grantor and all registrations and applications filed in connection therewith in the United States Patent and Trademark Office (other than intent-to-use trademark or service mark applications filed in the United States Patent and Trademark Office to the extent that an amendment to allege use or a verified statement of use with respect thereto has not, as of the date hereof, been filed with and accepted by the United States Patent and Trademark Office), and all extensions or renewals thereof, including, in the case of any Grantor, any of the foregoing set forth next to its name on Schedule II hereto, and (b) all goodwill associated therewith or symbolized thereby.

“UCC” shall mean the New York UCC; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Administrative Agent’s and the Secured Parties’ security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

ARTICLE II

Pledge of Securities

SECTION 2.01. Pledge. As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby assigns and pledges to the Administrative Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under (a)(i) the Equity Interests of any Subsidiary owned by such Grantor, including those listed opposite the name of such Grantor on Schedule I hereto, (ii) any other Equity Interests of any Subsidiary obtained in the future by such Grantor and (iii) subject to Section 2.02, the certificates or other instruments representing all such Equity Interests (if any) together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank (collectively, the “Pledged Equity Interests”); (b)(i) the debt securities and Instruments owned by such Grantor, including those listed opposite the name of such Grantor on Schedule I hereto, (ii) any debt securities and Instruments in the future issued to or otherwise acquired by such Grantor, and (iii) subject to Section 2.02 the promissory notes and any other instruments evidencing all such debt securities (collectively, the “Pledged Debt Securities”); (c) subject to Section 2.05, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (d) subject to Section 2.05, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), and (c) above; (e) the Intercompany Note; and (f) all Proceeds of any of the foregoing to the extent such Proceeds would constitute property referred to in clauses (a) through (e) above (the items referred to in clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”); provided that none of “Pledged Collateral,” “Pledged Equity Interests”, “Pledged Debt Securities” or any term defined by reference thereto shall include, and this Agreement shall not constitute the assignment or pledge of, or a grant of a security interest in, any Excluded Asset.

SECTION 2.02. Delivery of the Pledged Collateral.

(a) Each Grantor agrees to deliver or cause to be delivered to the Administrative Agent any and all Pledged Securities (i) on the date hereof, in the case of any such Pledged Securities owned by such Grantor on the date hereof, and (ii) promptly (and in any event within 45 days after receipt by such Grantor or such longer period agreed to by the Administrative Agent in its reasonable discretion) after the acquisition thereof, in the case of any such Pledged Securities acquired by such Grantor after the date hereof; provided that the Grantor shall have no obligation to deliver Pledged Debt Securities in an outstanding principal amount of less than $2,500,000; provided further that the Grantor shall have no obligation to deliver Pledged Equity Interests of an Immaterial Subsidiary (as such term is defined in the Credit Agreement but replacing 5% in such definition with 2.5%).

(b) Upon delivery to the Administrative Agent, any certificate or promissory note representing Pledged Securities shall be accompanied by undated stock or note powers, as applicable, duly executed in blank or other undated instruments of transfer duly executed in blank and reasonably satisfactory to the Administrative Agent and by such other instruments and documents as the Administrative Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing such Pledged Securities, which schedule shall be deemed attached to, and shall supplement, Schedule I hereto and be made a part hereof; provided that failure to provide any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 2.03. Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Administrative Agent, for the benefit of the Secured Parties, that:

(a) as of the Effective Date, Schedule I hereto sets forth a true and complete list, with respect to each Grantor, of (i) all the Equity Interests owned by such Grantor in the Borrower or any Subsidiary (other than any Excluded Equity Interests as of the Effective Date) and the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Equity Interests owned by such Grantor and (ii) all the Pledged Debt Securities owned by such Grantor required to be delivered pursuant to Section 2.02;

(b) the Pledged Equity Interests and the Pledged Debt Securities, to the extent issued by a Subsidiary, have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Equity Interests, are fully paid and nonassessable (to the extent such concepts are applicable) and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof, except to the extent that enforceability of such obligations may be limited by applicable bankruptcy, insolvency, and other similar laws affecting creditor’s rights generally; provided that the foregoing representations, insofar as they relate to the Pledged Debt Securities issued by a Person other than a Grantor are made to the knowledge of the Grantors, having made no independent inquiry;

(c) except for the security interests granted hereunder and under any other Loan Documents, each of the Grantors (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I hereto as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than Liens permitted pursuant to Section 6.02 of the Credit Agreement, (iii) will make no further assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens permitted pursuant to Section 6.02 of the Credit Agreement and transfers made in compliance with the Credit Agreement, and (iv) will use commercially reasonable efforts to defend its title or interest thereto or therein against any and all Liens (other than the Liens created by this Agreement and the other Loan Documents and Liens permitted pursuant to Section 6.02 of the Credit Agreement), however arising, of all Persons whomsoever;

(d) except for restrictions and limitations imposed by the Loan Documents or securities laws generally, or as otherwise permitted by the Loan Documents, the Pledged Equity Interests are and will continue to be freely transferable and assignable;

(e) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) by virtue of the execution and delivery by the Grantors of this Agreement, when any Pledged Securities are delivered to the Administrative Agent in accordance with this Agreement, the Administrative Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities, free of any adverse claims, under the New York UCC to the extent such lien and security interest may be created and perfected under the New York UCC, as security for the payment and performance of the Secured Obligations;

(g) subject to the terms of this Agreement and to the extent permitted by applicable law, each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default, it will comply with written instructions of the Administrative Agent with respect to the Equity Interests in such Grantor that constitute Pledged Equity Interests hereunder that are not certificated without further consent by the applicable owner or holder of such Equity Interests; and

(h) other than as set forth in the Credit Agreement, no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect).

SECTION 2.04. Registration in Nominee Name; Denominations. If an Event of Default shall have occurred and is continuing and the Administrative Agent shall have notified the Grantors in writing of its intent to exercise remedies, the Administrative Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Administrative Agent or in its own name as pledgee or in the name of its nominee (as pledgee or as sub-agent), and each Grantor will promptly give to the Administrative Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent after written notice is delivered to the Grantors shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any reasonable purpose consistent with this Agreement.

SECTION 2.05. Voting Rights; Dividends and Interest. Unless and until an Event of Default shall have occurred and is continuing and the Administrative Agent shall have notified the Grantors in writing that their rights under this Section 2.05 are being suspended:

(i) each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents;

(ii) the Administrative Agent shall promptly execute and deliver to each Grantor, or cause to be promptly executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.05;

(iii) each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and are otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity Interests or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests in the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral and, if received by any Grantor, shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties and shall be forthwith delivered to the Administrative Agent (to the extent required by Section 2.02) in the same form as so received (with any necessary endorsements, stock or note powers and other instruments of transfer reasonably requested by the Administrative Agent).

(b) Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have notified the Grantors in writing of the suspension of their rights under paragraph (a)(iii) of this Section 2.05, all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.05 shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.05(b) shall be held in trust for the benefit of the Administrative Agent and the other Secured Parties, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Administrative Agent upon demand in the same form as so received (with any necessary endorsements, stock or note powers and other instruments of transfer reasonably requested by the Administrative Agent). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this paragraph (b) shall be retained by the Administrative Agent in an account to be established by the Administrative Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived or are no longer continuing, the Administrative Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.05 and that remain in such account and the right of the Grantors to receive and retain any and all dividends, interest principal and other distributions paid on or distributed in respect of the Pledged Securities pursuant to paragraph (a)(iii) of this Section 2.05 shall be reinstated.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Administrative Agent shall have notified the Grantors in writing of the suspension of their rights under paragraph (a)(i) of this Section 2.05, all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.05, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section 2.05, shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Required Lenders, the Administrative Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived or are no longer continuing, all rights vested in the Administrative Agent pursuant to this paragraph (c) shall cease, and the Grantors shall have the exclusive right to exercise the voting and consensual rights and powers they would otherwise be entitled to exercise pursuant to paragraph (a)(i) of this Section 2.05, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section 2.05 shall be reinstated.

(d) Any notice given by the Administrative Agent to the Grantors suspending their rights under paragraph (a) of this Section 2.05 (i) may only be given in writing, (ii) may be given with respect to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Administrative Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Administrative Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE III

Security Interests in Personal Property

SECTION 3.01. Security Interest.

(a) As security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby grants to the Administrative Agent, its permitted successors and assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in all of such Grantor’s right, title and interest in, to and under any and all of the following assets now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Documents;

(iv) all Equipment;

(v) all General Intangibles, including all Intellectual Property;

(vi) all Instruments;

(vii) all Inventory;

(viii) all other Goods;

(ix) all Investment Property;

(x) all Letter-of-Credit Rights;

(xi) all Commercial Tort Claims specifically described on Schedule III hereto, as such schedule may be supplemented from time to time pursuant to Section 3.04;

(xii) all books and records pertaining to the Article 9 Collateral; and

(xiii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all Supporting Obligations, collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that none of “Article 9 Collateral”, any other term defined in the preceding paragraph or any term defined by reference to the UCC shall include, and in no event shall the Security Interest attach to, any Excluded Asset; provided further that Proceeds, substitutions or replacements of Excluded Assets shall not be subject to the preceding proviso unless such Proceeds, substitutions or replacements would themselves constitute Excluded Assets.

(b) Each Grantor hereby irrevocably authorizes the Administrative Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) and continuation statements with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) describe the collateral covered thereby in any manner that the Administrative Agent reasonably determines is necessary or advisable to ensure the perfection of the security interest in the Article 9 Collateral granted under this Agreement, including indicating the Collateral as “all assets” of such Grantor or words of similar effect, and (ii) contain the information required by Article 9 of the UCC or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor (if required) and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Administrative Agent promptly upon request.

The Administrative Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office) such documents as may be reasonably necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest in Article 9 Collateral consisting of registered, issued or applied for Patents, Trademarks or Copyrights granted by each Grantor and naming any Grantor or the Grantors as debtors and the Administrative Agent as secured party.

(c) The Security Interest and the security interest granted pursuant to Article II are granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

SECTION 3.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Administrative Agent, for the benefit of the Secured Parties, that:

(a) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name and jurisdiction of organization of each Grantor, is correct and complete in all material respects as of the Effective Date.

(b) The Security Interest will constitute a legal and valid perfected security interest in all Collateral in favor of the Administrative Agent, for the benefit of the Secured Parties, as collateral security for the Secured Obligations, upon (A) in the case of Collateral in which a security interest may be perfected by filing a financing statement under the Uniform Commercial Code of any jurisdiction, the filing of financing statements naming each Grantor as “debtor” and the Collateral Agent as “secured party” and describing the Collateral in the applicable filing offices, (B) in the case of Instruments, Tangible Chattel Paper, Negotiable Documents and Certificated Securities, the earlier of the delivery thereof to the Administrative Agent and the filing of the financing statements referred to in clause (A), and/or (C) in the case of Intellectual Property that is part of the Collateral, the completion of the filing, registration and recording of fully executed agreements in the form of a Copyright Security Agreement, a Patent Security Agreement or a Trademark Security Agreement, as applicable (x) in the United States Patent and Trademark Office or as applicable (y) in the United States Copyright Office and (ii) are prior to all other Liens on the Collateral, and subject to no Liens, other than Liens permitted pursuant to Section 6.02 of the Credit Agreement and subject to (a) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (c) implied covenants of good faith and fair dealing.

SECTION 3.03. Covenants.

(a) Each Grantor shall, at its own expense, take any and all commercially reasonable actions to defend the Security Interest of the Administrative Agent in the Article 9 Collateral and the priority thereof against any Lien not permitted pursuant to Section 6.02 of the Credit Agreement.

(b) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Administrative Agent may from time to time reasonably request to preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith.

(c) Each Grantor shall remain liable, as between such Grantor and the relevant counterparty under each contract, agreement or instrument relating to the Article 9 Collateral, to observe and perform all the conditions and obligations to be observed and performed by it under such contract, agreement or instrument, all in accordance with the terms and conditions thereof.

(d) Notwithstanding anything to the contrary herein, it is understood that no Grantor shall be required by this Agreement to perfect the security interests created hereunder by any means other than (i) filings pursuant to the Uniform Commercial Code, (ii) filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office) in respect of registered, issued or applied for Intellectual Property (provided that, with respect to Licenses, such filings shall be limited to exclusive Copyright Licenses under which such Grantor is a licensee), (iii) in the case of Collateral that constitutes Pledged Securities, Instruments, or Certificated Securities, delivery thereof to the Administrative Agent in accordance with the terms hereof (together with, where applicable, undated stock or note powers or other undated proper instruments of assignment) and (iv)

as expressly contemplated hereunder. No Grantor shall be required to (i) deliver control agreements with respect to, or confer perfection by “control” over, any Deposit Accounts, Securities Accounts, or other Collateral (other than Pledged Collateral and Letter-of-Credit Rights (to the extent required hereby)) for which perfection may be conferred by control, or (ii) perfect cash by possession.

(e) Each Grantor irrevocably makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto; provided that the Administrative Agent agrees not to exercise any rights as agent except following the occurrence and during the continuance of an Event of Default after providing notice to the Borrower of its intent to exercise such rights.

SECTION 3.04. Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim, such Grantor shall promptly notify the Administrative Agent thereof in a writing signed by such Grantor, including a summary description of such claim, and Schedule III hereto shall be deemed to be supplemented to include such description of such Commercial Tort Claim as set forth in such writing.

SECTION 3.05. Covenants Regarding Patent, Trademark and Copyright Collateral.

(a) Except as permitted by the Credit Agreement or to the extent failure to act would not reasonably be expected to have a Material Adverse Effect, each Grantor agrees to take all reasonable steps, including in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office, to pursue any application and maintain and renew any registration or issuance of each Patent, Trademark or Copyright and to protect the validity and enforceability of the Intellectual Property.

(b) Except as permitted by the Credit Agreement or as would not reasonably be expected to have a Material Adverse Effect, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property may lapse, be terminated, or become invalid or unenforceable or dedicated to the public (or in case of a trade secret, lose its competitive value).

(c) Except as permitted by the Credit Agreement or where failure to do so would not reasonably be expected to have a Material Adverse Effect, each Grantor shall take all steps to preserve and protect each item of its Intellectual Property, including maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof.

(d) Each Grantor agrees that, should it obtain an ownership or other interest in any Intellectual Property after the Effective Date, (i) the provisions of this Agreement shall automatically apply thereto, (ii) any such Intellectual Property and, in the case of Trademarks, the goodwill symbolized thereby, shall automatically become Intellectual Property subject to the terms and conditions of this Agreement and (iii) such Grantor shall, concurrently with the next scheduled delivery of financial statements in accordance with Section 5.01(a) or 5.01(b) of the Credit Agreement, provide a notice to the Administrative Agent and prepare a Copyright Security Agreement, a Patent Security Agreement or a Trademark Security Agreement, as applicable, for filing with the United States Patent and Trademark Office or United States Copyright Office.

(e) Nothing in this Agreement shall prevent any Grantor from disposing of, discontinuing the use or maintenance of, failing to preserve, protect, pursue, renew, extend or keep in full force and effect, or otherwise allow to lapse, terminate, become invalid or unenforceable or dedicate to the public domain any of its Intellectual Property, to the extent permitted by the Credit Agreement.

ARTICLE IV

Remedies

SECTION 4.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver, on written demand, each item of Collateral to the Administrative Agent or any Person designated by the Administrative Agent, and it is agreed that the Administrative Agent shall have the right to take any of or all the following actions at the same or different times subject to the mandatory requirements of applicable law: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantors to the Administrative Agent, for the benefit of the Secured Parties, or to license or sublicense, whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Administrative Agent shall determine (in each case, other than in violation of any then-existing rights or licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process to take possession of the Article 9 Collateral and the Pledged Collateral and without liability for trespass to enter any premises where the Article 9 Collateral or the Pledged Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and the Pledged Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, each Grantor agrees that the Administrative Agent shall have the right, subject to the mandatory requirements of applicable law, then-existing rights and licenses and the notice requirements described below, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Administrative Agent shall give the applicable Grantors no less than 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Administrative Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. Subject to pre-existing rights and licenses, at any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent and the other Secured Parties shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed, to the extent permitted by applicable law, to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 4.02. Application of Proceeds. The Administrative Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Administrative Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Secured Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent hereunder or under any other Loan Document on behalf of any Grantor and any other reasonable out-of-pocket costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document and all Administrative Agent’s fees;

SECOND, to the payment in full of the Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Secured Obligations owed to them on the date of any such distribution); and

THIRD, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof. The Administrative Agent shall have no liability to any of the Secured Parties for actions taken in reliance on information supplied to it as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Secured Obligations.

SECTION 4.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Administrative Agent to exercise rights and remedies under this Agreement, each Grantor hereby grants to the Administrative Agent an irrevocable non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) solely during the continuance of an Event of Default to use, license or sublicense any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof to the extent that such non-exclusive license (a) does not violate the express terms of any agreement between a Grantor and a third party governing the applicable Grantor’s use of such Collateral consisting of Intellectual Property, or gives such third party any right of acceleration, modification or cancellation therein and (b) is not prohibited by any Requirements of Law; provided that such licenses granted hereunder with respect to Trademarks shall be subject to the maintenance of quality standards with respect to the goods and services on which such Trademarks are used sufficient to preserve the validity of such Trademarks. The use of such license by the Administrative Agent may be exercised, at the option of the Administrative Agent, during the continuation of an Event of Default; provided further that any license, sublicense or other transaction entered into by the Administrative Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

SECTION 4.04. Securities Act. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Administrative Agent if the Administrative Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Administrative Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable blue sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Administrative Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Administrative Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws to the extent the Administrative Agent has determined that such a registration is not required by any Requirement of Law and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Administrative Agent and the other Secured Parties shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Administrative Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of purchasers (or a single purchaser) were approached. The provisions of this Section 4.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Administrative Agent sells.

SECTION 4.05. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Administrative Agent shall be in addition to every other right, power and remedy specifically given to the Administrative Agent under this Agreement, the other Security Documents or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Administrative Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Administrative Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Loan Document Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence thereof. No notice to or demand on any Grantor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Administrative Agent to any other or further action in any circumstances without notice or demand. In the event that the Administrative Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Administrative Agent may recover its expenses, including attorneys’ fees and expenses, and the amounts thereof shall be included in such judgment

ARTICLE V

Miscellaneous

SECTION 5.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Grantor shall be given to it in care of Borrower as provided in Section 9.01 of the Credit Agreement.

SECTION 5.02. Waivers; Amendment. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement; provided that the Administrative Agent may, without the consent of any Secured Party, consent to a departure by any Grantor from any covenant of such Grantor set forth herein to the extent such departure is consistent with the authority of the Administrative Agent set forth in the definition of the term “Collateral and Guarantee Requirement” in the Credit Agreement.

SECTION 5.03. Administrative Agent’s Fees and Expenses; Indemnification. The provisions of Section 9.03 of the Credit Agreement shall apply to each Grantor, mutatis mutandis.

SECTION 5.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 5.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in this Agreement or any other Loan Document and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by or on behalf of any Secured Party and notwithstanding that the Administrative Agent, any Issuing Bank, any Lender or any other Secured Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement or any other Loan Document, and shall continue in full force and effect until such time as (a) all the Loan Document Obligations (including LC Disbursements, if any, but excluding contingent obligations) have been paid in full in cash, (b) all Commitments have terminated or expired and (c) the LC Exposure has been reduced to zero (including as a result of obtaining the consent of the applicable Issuing Bank as described in Section 9.05 of the Credit Agreement) or no Letter of Credit shall be outstanding that is not Cash Collateralized or back-stopped in a manner reasonably satisfactory to the applicable Issuing Banks. Each of the Grantors agrees that its obligations hereunder and the security interest created hereunder shall continue to be effective or be reinstated, as applicable, if at any time payment, or any part thereof, of all or any part of the Secured Obligations is rescinded or must otherwise be restored by the Secured Party upon the bankruptcy or reorganization of any Grantor.

SECTION 5.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Grantor and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, the Administrative Agent and the other Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

SECTION 5.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 5.08. Right of Set-Off. The provisions of Section 9.08 of the Credit Agreement shall apply to each Grantor, mutatis mutandis.

SECTION 5.09. Governing Law; Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent.

(a) This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York.

(b) Each party hereto hereby irrevocably and unconditionally:

(i) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the general and exclusive jurisdiction of the Supreme Court of the State of New York for the County of New York (the “New York Supreme Court”), and the United States District Court for the Southern District of New York (the “Federal District Court”, and together with the New York Supreme Court, the “New York Courts”), and appellate courts from either of them;

(ii) consents that any such action or proceeding may be brought in such courts and waives, to the maximum extent not prohibited by law, any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

(iii) agrees that the New York Courts and appellate courts from either of them shall be the exclusive forum for any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, and that it shall not initiate (or collusively assist in the initiation or prosecution of) any such action or proceeding in any court other than the New York Courts and appellate courts from either of them; provided that

(A) if all such New York Courts decline jurisdiction over any Person, or decline (or in the case of the Federal District Court, lack) jurisdiction over the subject matter of such action or proceeding, a legal action or proceeding may be brought with respect thereto in another court having such jurisdiction;

(B) in the event that a legal action or proceeding is brought against any party hereto or involving any of its property or assets in another court (without any collusive assistance by such party or any of its Subsidiaries or Affiliates), such party shall be entitled to assert any claim or defense (including any claim or defense that this Section 5.09(b)(iii) would otherwise require to be asserted in a legal action or proceeding in a New York Court) in any such action or proceeding;

(C) the Administrative Agent and the Lenders may bring any legal action or proceeding with respect to the Collateral against any Grantor in any jurisdiction in connection with the exercise of any rights under this Agreement and the other Security Documents; provided that any Grantor shall be entitled to assert any claim or defense (including any claim or defense that this Section 5.09(b)(iii) would otherwise require to be asserted in a legal action or proceeding in a New York Court) in any such action or proceeding; and

(D) any party hereto may bring any legal action or proceeding in any jurisdiction for the recognition and enforcement of any judgment;

(iv) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower, the applicable Lender or the Administrative Agent, as the case may be, in the manner provided for notices in Section 5.01 or at such other address of which the Administrative Agent, any such Lender and the Borrower shall have been notified pursuant thereto; and

(v) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or (subject to the preceding clause (iii)) shall limit the right to sue in any other jurisdiction.

(c) Each Grantor hereby irrevocably designates, appoints and empowers the Borrower as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal processes, summonses, notices and documents that may be served in any such action or proceeding.

SECTION 5.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10.

SECTION 5.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.12. Security Interest Absolute. All rights of the Administrative Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional to the fullest extent permitted by applicable law irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee securing or guaranteeing all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

SECTION 5.13. Termination or Release.

(a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate, and the Grantors shall automatically be released from their obligations, when (i) all the Loan Document Obligations (including all LC Disbursements, if any, but excluding contingent obligations) have been paid in full in cash, (ii) all Commitments have terminated or expired and (iii) the LC Exposure has been reduced to zero (including as a result of obtaining the consent of the applicable Issuing Bank as described in Section 9.05 of the Credit Agreement) or no Letter of Credit shall be outstanding that is not Cash Collateralized or back-stopped in a manner reasonably satisfactory to the applicable Issuing Banks.

(b) The Security Interest and all other security interests granted hereby shall also terminate and be released, and the Grantors shall automatically be released from their obligations, at the time or times and in the manner set forth in Section 9.15 of the Credit Agreement.

(c) In connection with any termination or release pursuant to paragraph (a) or (b) of this Section, the Administrative Agent shall execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release so long as the applicable Loan Party shall have provided the Administrative Agent such certifications or documents as the Administrative Agent shall reasonably request in order to demonstrate compliance with this Section 5.13. Any execution and delivery of documents by the Administrative Agent pursuant to this Section shall be without recourse to or warranty by the Administrative Agent.

SECTION 5.14. Additional Grantors. The Grantors shall cause each Subsidiary (other than any Excluded Subsidiary) of the Borrower which, from time to time, after the Effective Date shall be required to pledge any assets to the Administrative Agent for the benefit of the Secured Parties pursuant to the Credit Agreement to execute and deliver to the Administrative Agent a Supplement, within the time frames set forth in the Credit Agreement. Upon execution and delivery by the Administrative Agent and a Subsidiary, as applicable, of a Supplement, any such Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as such herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any Subsidiary as a party to this Agreement.

SECTION 5.15. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Administrative Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof at any time upon the occurrence and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Administrative Agent shall have the right, but only upon the occurrence and during the continuance of an Event of Default and written notice by the Administrative Agent to the Borrower of its intent to exercise such right, with full power of substitution either in the Administrative Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Administrative Agent; and (h) subject to pre-existing rights and licenses, to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or of any property covered thereby. The Administrative Agent shall be accountable only for amounts actually received as a result of the exercise of the powers granted to it herein, and neither it nor its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, bad faith or willful misconduct or that of any of their Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

BLUE PET PRODUCTS, INC.

By:	/s/ William W. Bishop
	Name:	William W. Bishop
	Title:	CEO

BLUE BUFFALO COMPANY, LTD.,

By:	/s/ William W. Bishop
	Name:	William W. Bishop
	Title:	CEO

SIERRA PET PRODUCTS, LLC
GREAT PLAINS LEASING, LLC
HEARTLAND PET FOODS MANUFACTURING, INC.

By:	/s/ William W. Bishop
	Name:	William W. Bishop
	Title:	CEO

[signature page Blue Buffalo Collateral Agreement]

CITIBANK, N.A., as
Administrative Agent

By:	/s/ Kirkwood Roland
	Name:	Kirkwood Roland
	Title:	Director & Vice President

[signature page Blue Buffalo Collateral Agreement]